UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

FISCALNOTE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39672	88-3772307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW 6th Floor
Washington, District of Columbia		20004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 793-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per warrant	NOTE.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 10, 2025, FiscalNote Holdings, Inc. (the “Company”) received notice from the New York Stock Exchange (the “NYSE”) stating that it has concluded that the Company is not in compliance with Rule 802.01C of the NYSE’s continued listing requirements (the “NYSE Notification”), since as of April 9, 2025, the 30-trading day average closing price of the Company’s shares of Class A common stock, par value $0.0001 per share (the “Common Stock”) had fallen below $1.00 per share over a consecutive 30 trading-day period. Within 10 business days of receipt of the NYSE Notification, the Company must notify the NYSE of its intent to cure this deficiency or be subject to suspension and delisting procedures. The Company will notify the NYSE of its intent to cure the deficiency within this 10 business day period.

The Company has a six-month cure period following the receipt of the NYSE Notification to regain compliance with the minimum share price requirement. To regain compliance, on the last trading day of any calendar month during the cure period, the Common Stock must have (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30-trading day period ending on the last trading day of such month. If both of these conditions are not met by the end of the cure period, the NYSE will commence suspension and delisting procedures. In response, the Company’s Board of Directors is reviewing all available alternatives to return to compliance with the NYSE continued listing standards.

The NYSE Notification does not affect the Company’s business operations or its Securities and Exchange Commission reporting requirements, has no immediate effect on the listing of the Common Stock on the NYSE, and does not conflict with or cause an event of default under any of the Company’s material debt agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

Date:	April 11, 2025	By:	/s/ Todd Aman
Name: Todd Aman Title: SVP, General Counsel & Secretary